Exhibit 21 - Subsidiaries


                                                              State of
        Name*                                               Incorporation
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THE TURNER GROUP, INC.                                      Delaware
C.A. TURNER CONSTRUCTION COMPANY                            Texas
ACTION CONTRACT SERVICES, INC.                              Delaware
C.A. TURNER MAINTENANCE, INC.                               Texas
H.E. CO. SERVICES, INC.                                     Texas
CAMBRIDGE CONSTRUCTION SERVICE CORP.                        Nevada
LAKE CHARLES CONSTRUCTION CORPORATION                       Louisiana
UNITED ECO SYSTEMS, INC.                                    Delaware
ECO SYSTEMS, INC.                                           Delaware
MM INDUSTRA LIMITED                                         Nova Scotia
SEPARATION AND RECOVERY SYSTEMS, INC.                       Nevada
INDUSTRA SERVICE CORPORATION                                British Columbia
INDUSTRA ENGINEERS & CONSULTANTS, INC.                      British Columbia
INDUSTRA THERMAL SERVICE CORPORATION                        British Columbia
NUS, INC.                                                   Washington
INDUSTRA SERVICE CORP.                                      Washington
INDUSTRA, INC.                                              Washington
INDUSTRA THERMAL SERVICE CORP.                              Washington
CHEMPOWER, INC.                                             Ohio
GLOBAL POWER COMPANY                                        Ohio
BROOKFIELD CORPORATION                                      Ohio
SOUTHWICK CORPORATION                                       Ohio
CONTROLLED POWER LIMITED PARTNERSHIP                        Illinois
SPECIALTY MANAGEMENT GROUP, INC.                            Texas
SEPARATION AND RECOVERY SYSTEMS, LTD.                       United Kingdom
NUCON LTD.                                                  Alberta
SEPARATION & RECOVERY SYSTEMS
 (PTY) LTD. (50%)                                           South Africa
G.B.C.A. SEPARATION & RECOVERY
 SYSTEMS INC. (49%)                                         United Arab Emirates



*All subsidiaries are 100% owned, except where otherwise indicated.